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                                                                   EXHIBIT 10.11


                            FIRST AMENDMENT TO LEASE
                            ------------------------


     THIS FIRST AMENDMENT TO LEASE is entered into this 25th day of June, 1991, by EUGENIE E. KEENE and PHILIP A. KEENE ("Landlord") and G.I. JOE'S, INC., an Oregon corporation ("Tenant").

     Landlord is the successor to the lessor and Tenant is the lessee under that certain lease dated as of October 8, 1981 between Pacific Cascade Corporation, a Washington corporation, and Tenant pertaining to a portion of the Delta Oaks West Shopping Center located in the City of Eugene, Lane County, Oregon, as modified by Lease Modification Agreement dated April 22, 1982 (the "Lease"). The parties now wish to amend the Lease.

          NOW, THEREFORE, the Lease is hereby amended as follows:

     1. Exhibit B of the Lease is amended to read as follows:

               "The Premises shall include (a) that parcel containing approximately 55,120 square feet described in the attached Exhibit B-2 (the "Building Area"), and (b) the remainder of that parcel described in the attached Exhibit B-3, exclusive of the Building Area (the "G.I. Joe's Common Area"), the use of which shall be subject to the covenants, conditions, restrictions and easements contained in the Amended Declaration of Establishment of Protective Covenants, Conditions, and Restrictions and Grants of Easements for Delta Oaks West attached hereto as Exhibit F (the "Amended Declaration"), and (c) the right to use, in common with others, the remaining common areas within Delta Oaks West as provided in the Amended Declaration.

     2. Article V of the Lease is hereby deleted. Tenant's use of the Premises shall be subject to all of the terms, covenants, restrictions and easements contained in the Amended Declaration, and Tenant shall pay by the Due Date thereof all common expense assessments and charges allocable to the Premises under the Amended Declaration during the term of the Lease.

     3. Article XI of the Lease is hereby amended so that the insurance requirements of that Article shall be applicable only to the Building Area, and not to the G.I. Joe's Common Area, so long as the Managing Agent insures the G.I. Joe's Common Area in accordance with the provisions of the Amended Declaration.

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     4. Except as expressly amended by this First Amendment, the terms and provisions of the Lease, as previously modified, shall remain in full force and effect.

     LANDLORD:                         /s/ EUGENIE E. KEENE
                                       ----------------------------------------
                                       Eugenie E. Keene

                                       /s/ PHILIP A. KEENE
                                       ----------------------------------------
                                       Philip A. Keene

     TENANT:                           G.I. JOE'S, INC.

                                       By /s/
                                          -------------------------------------
                                          Its sec treas
                                              ---------------------------------


STATE OF OREGON     )
                    ) ss.
County of Multnomah )

     The foregoing instrument is acknowledged before me this 25 day of June, 1991, by EUGENIE E. KEENE and PHILIP A. KEENE.

                                       /s/
                                       ----------------------------------------
                                       Notary Public for Oregon
                                       My commission expires:  5/4/95

STATE OF OREGON     )
                    ) ss.
County of Clackamas )

     The foregoing instrument is acknowledged before me this 21st day of May, 1991, by Wayne T. Jackson, Secretary - Treasurer of G.I. Joe's, Inc., an Oregon corporation, on its behalf.

                                       /s/
                                       ----------------------------------------
                                       Notary Public for Oregon
                                       My commission expires:  3/12/95

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